Exhibit 99.2
EARNINGS PRESENTATION FOURTH QUARTER 2022

BRIDGEWATER BANCSHARES, INC. | Disclaimer

Disclaimer

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as "may", "might", "should", "could", "predict", "potential", "believe", "expect", "continue", "will", "anticipate", "seek", "estimate", "intend", "plan", "projection", "would", "annualized", "target" and "outlook", or the negative version of those words or other comparable words of a future or forward-looking nature.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of recent and anticipated rate increases by the Federal Reserve; fluctuations in the values of the securities held in our securities portfolio, including as a result of rising interest rates, which has resulted in unrealized losses in our portfolio; business and economic conditions generally and in the financial services industry, nationally and within our market area, including rising rates of inflation; loan concentrations in our portfolio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for loan losses; new or revised accounting standards, including as a result of the implementation of the Current Expected Credit Loss standard; the concentration of large loans to certain borrowers; the concentration of large deposits from certain clients; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negative impact of our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; developments and uncertainty related to the future use and availability of some reference rates, such as the expected discontinuation of the London Interbank Offered Rate, as well as other alternative reference rates; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages an high rates of employment turnover; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity-related incidents; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions and "fintech" companies; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, including changes to federal and state corporate tax rates; risks related to climate change and the negatively impact it may have on our customers and their businesses; the imposition of tariffs or other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics (including the COVID-19 pandemic), acts of war or terrorism or other adverse external events, including the Russian invasion of Ukraine; potential impairment to the goodwill we recorded in connection with our past acquisition; changes to U.S. or state tax laws, regulations and guidance, including the new 1% excise tax on stock buybacks by publicly traded companies; and any other risks described in the "Risk Factors" sections of reports filed by the Company with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although we believe that such information is accurate and that the sources from which it has been obtained are reliable, we cannot guarantee the accuracy of, and have not independently verified, such information.

Use of Non-GAAP Financial Measures

In addition to the results presented in accordance with U.S. General Accepted Accounting Principles ("GAAP"), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company's operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

2

1 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation 3 • Gross loan balances up $750.0 million, or 26.6%, from 2021 • Investment securities balances up $109.3 million, or 24.9%, from 2021 • Deposit balances up $470.3 million, or 16.0%, from 2021 Diluted EPS Efficiency Ratio 1 Return on Avg. Tangible Common Equity 1 Return on Average Assets • Record pre - provision net revenue (PPNR) of $79.7 million, up 18.8% from 2021 • Well - controlled noninterest expense growth of 17.7% vs. 2021, lower than asset growth of 25.0% • Efficiency ratio 1 of 41.5%, down from 42.0% in 2021 • Net charge - offs (recoveries) to average loans of (0.01)% • Nonperforming assets to total assets of 0.01%, vs. 0.02% in 2021 • Allowance to total loans of 1.34%, down 8 bps from 2021 • Tangible book value per share 1 of $11.69, up 6.5% from 2021, despite market value depreciation of the securities portfolio due to rising interest rates, which negatively impacted AOCI • Tangible common equity ratio 1 of 7.48%, down 143 bps from 2021 • Repurchased 662,765 shares of common stock ($10.8 million) at a weighted average price of $16.26 Robust Balance Sheet Growth Highly Efficient Operating Performance Superb Asset Quality Tangible Book Value Growth 2022 Full Year Earnings Highlights PPNR Return on Average Assets 1 $1.72 1.38% 2.06% 15.69% 41.5%

1 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation 4 • Gross loan balances up $189.4 million, or 22.2% annualized, from 3Q22 • Investment securities balances up $6.6 million, or 4.8% annualized, from 3Q22 • Deposit balances up $111.5 million, or 13.4% annualized, from 3Q22 • Efficiency ratio 1 of 43.8%, up from 39.8% in 3Q22 • Total revenue of $34.6 million, down 2.4% from 3Q22 • Noninterest expense of $15.2 million, up 7.4% from 3Q22 • Annualized net charge - offs (recoveries) to average loans of 0.00% • Nonperforming assets to total assets of 0.01% vs. 0.02% in 3Q22 • Growth - driven provision of $1.5 million; allowance to total loans at 1.34% • CECL adoption on January 1, 2023; not expecting a material Day 1 impact Robust Balance Sheet Growth Highly Efficient Operating Performance Superb Asset Quality 4Q22 Earnings Highlights • Net interest margin of 3.16%, down 37 bps from 3Q22 • Yield on interest - earning assets of 4.67%, up 30 bps from 3Q22 • Cost of deposits of 1.31%, up 58 bps from 3Q22 Net Interest Margin Pressure Diluted EPS Efficiency Ratio 1 Return on Avg. Tangible Common Equity 1 Return on Average Assets PPNR Return on Average Assets 1 $0.45 1.28% 1.82% 15.86% 43.8%

BRIDGEWATER BANCSHARES, INC.

Net Interest Income Impacted by Margin Pressure

12.8% YoY Net Interest Income Growth



3.51%
3.60%
3.58%
3.53%
3.16%
3.25%
3.34%
3.34%
3.38%
3.05%
$29,153
$1,462
$1,057
$26,634
$30,180
$1,743
$563
$27,874
$32,530
$2,030
$263
$30,237
$34,095
$1,400
$96
$32,599
$32,893
$1,100
$48
$31,745
4Q21
1Q22
2Q22
3Q22
4Q22
Loan fees
Interest Income and fees on PPP loans
Net Interest Income (ex. interest income on loan fees and PPP loans)
Net Interest Margin[1]
Core Net Interest Margin[1,2]

[1] Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21%
[2] Excludes loan fees and PPP loan balances, interest and fees; represents a Non-GAAP financial measure, see Appendix for Non-GAAP reconciliation
Dollars in thousands

Net Interest Margin Drivers



3.53%
(0.04)%
0.00%
0.32%
0.08%
(0.49)%
(0.27)%
0.03%
3.16%
Core NIM[2] down 33 bps
NIM (3Q22)
Loan Fees
PPP Loans
Non-PPP Loans
Invest-ments
Deposits
Fed Funds
Other
NIM (4Q22)

Net Interest Income / NIM Drivers

Net Interest Margin:

- Began passing on higher interest rates to deposit clients in 3Q22
- Sophisticated, higher balance client base is more sensitive to rising interest rates
- Leveraged higher cost wholesale deposits and borrowings to support robust loan growth
- Fixed-rate nature of the loan portfolio (66%) results in slower repricing compared to deposits
- **December 2022 NIM:** 3.00%[1]

Net Interest Income:

- Robust loan growth in 4Q22 more than offset by margin pressure
- Focus remains on growing NII over time

5

$2,008 $2,138 $2,162 $2,253 $2,332 $861 $822 $882 $992 $943 $136 $145 $277 $272 $527 $3,005 $3,105 $3,321 $3,517 $3,802 0.61% 0.59% 0.63% 0.93% 1.67% 4Q21 1Q22 2Q22 3Q22 4Q22 $2,756 $2,900 $3,108 $3,266 $3,482 4.49% 4.45% 4.45% 4.59% 4.87% 4.20% 4.15% 4.17% 4.42% 4.74% 4Q21 1Q22 2Q22 3Q22 4Q22 $2,869 $2,961 $3,045 $3,245 $3,275 0.45% 0.43% 0.46% 0.73% 1.31% 4Q21 1Q22 2Q22 3Q22 4Q22 Loan Yield (ex. Loan Fees and PPP) 2 6 1 Amounts calculated on a tax - equivalent basis using statutory federal tax rate of 21% 2 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation Dollars in millions Steady Deployment into Higher Yielding Securities Loan Portfolio Repricing Lags Deposits Deposit Costs Rise Overall Funding Costs Rise Funding Costs Rising Faster Than Loan Yields $413 $445 $491 $537 $608 2.57% 2.77% 2.85% 3.35% 3.91% 4Q21 1Q22 2Q22 3Q22 4Q22 Average Interest - Bearing Deposits Average Noninterest - Bearing Deposits Average Borrowings Cost of Liability Funding Average Investments Investment Yield 1 Average Loans Loan Yield 1 Average Total Deposits Cost of Total Deposits

PPNR ROA 1 7 Strong Profitability and Revenue Generation Highly Profitable Franchise 1 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation Dollars in thousands Strong Revenue Growth $29,153 $30,180 $32,530 $34,095 $32,893 $1,288 $1,557 $1,650 $1,387 $1,738 $30,441 $31,737 $34,180 $35,482 $34,631 4Q21 1Q22 2Q22 3Q22 4Q22 $18,134 $18,346 $20,439 $21,439 $19,512 $12,514 $12,262 $12,882 $14,513 $13,735 2.11% 2.12% 2.19% 2.15% 1.82% 1.46% 1.42% 1.38% 1.46% 1.28% 4Q21 1Q22 2Q22 3Q22 4Q22 Net Income PPNR 1 ROA Noninterest Income Net Interest Income

$7,966 $8,694 $8,977 $9,449 $9,821 $939 $1,085 $1,042 $1,086 $1,177 $860 $875 $950 $1,022 $1,044 $2,694 $2,854 $2,783 $2,600 $3,161 $12,459 $13,508 $13,752 $14,157 $15,203 4Q21 1Q22 2Q22 3Q22 4Q22 1.45% 1.56% 1.47% 1.42% 1.42% 40.8% 42.4% 40.2% 39.8% 43.8% 4Q21 1Q22 2Q22 3Q22 4Q22 NIE / Avg. Assets 2 Efficiency Ratio 2 8 Efficiency Ratio Consistently in the Low 40% Range Continued Investments to Support Balance Sheet Growth 1 3Q22 median efficiency ratio for publicly - traded banks with total assets between $3 billion and $10 billion (Source: S&P Capital IQ) 2 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation Dollars in thousands Efficiency Ratio Among the Lowest in the Industry Industry median efficiency ratio of 54% 1 4Q22 increase in Other NIE due to higher derivative collateral fees Occupancy Personnel Other Technology

$2,819 $2,988 $3,226 $3,380 $3,569 4Q21 1Q22 2Q22 3Q22 4Q22 Dollars in millions 9 • 4Q22 loan growth of $189.4 million, or 22.2% annualized • Overall loan demand has declined as fewer deals are making financial sense due to the higher interest rate environment • Strong brand presence and relationships in the market allow us to get in front of high quality clients and deals • Actively managing the balance sheet to better align with funding outlook • Leveraging sales of participations on new originations • Being more disciplined on loan pricing to manage growth and the net interest margin • Being more selective on credit by focusing on high quality transactions with seasoned clients Continued Robust Loan Growth Managing Loan Growth Gross Loans

10 Dollars in millions • Continued strong loan growth impacted by reduced levels of payoffs and paydowns, which were down 37% from 4Q21 • Year - over - year decline in payoffs and paydowns more than offset the decline in loan originations Down 13% compared to 4Q21 Down 37% compared to 4Q21 Decrease Increase Total 4Q22 Loan Growth Breakdown $234 $273 $311 $373 $427 4Q21 1Q22 2Q22 3Q22 4Q22 Selling Participations on Larger Loans to Manage Growth Loan Participation Portfolio Balance Sold $54M of participations in 4Q22 (17% of originations and advances) Loan Originations and Payoffs Are Slowing

CRE NOO 26.5% Multifamily 36.6% C&D 10.3% 1 - 4 Family 10.0% CRE OO 4.2% C&I 12.2% Consumer & Other 0.2% 11 Dollars in millions Loan Portfolio Composition Loan Mix by Type $3.6 Billion 4Q22 Loan Growth by Type (vs. 3Q22) Well - Diversified Loan Portfolio • Strong 4Q22 loan growth across the portfolio • 4Q22 loan growth led by multifamily, which continues to be a key growth portfolio due to segment expertise and lower risk characteristics $(1) $1 $14 $23 $30 $46 $76 Multifamily 1 - 4 Family Construction & Development C&I CRE Owner Occupied CRE Nonowner Occupied Consumer & Other

30% 28% 30% 29% 26% 18% 20% 16% 15% 13% 29% 29% 30% 33% 30% 10% 9% 9% 9% 8% 13% 14% 15% 14% 23% $2,946 $3,036 $3,202 $3,305 $3,417 4Q21 1Q22 2Q22 3Q22 4Q22 12 • 4Q22 deposit growth of $111.5 million, or 13.4% annualized • Loan - to - deposit ratio of 104.5% 1 Calculated as the change in ending deposit rate over the change in ending Fed Funds rate from February 2022 to December 2022 Dollars in millions Interest - Bearing Transaction Noninterest - Bearing Transaction Time Savings & Money Market Brokered Deposit Pressures Increase as Interest Rates Continue to Rise • Continued to supplement core deposits with wholesale funding to support robust loan growth in 4Q22 • Core deposit growth becoming more challenging as the rising interest rate environment continues • Treasuries have become a primary competitor for core deposits • Deposit growth may not always be linear given larger deposit relationships and more sophisticated onboarding • Increased focus on aligning loan growth with core deposit growth over the course of 2023 Deposit Growth Factors Core Interest Bearing Deposit Beta of 31% Deposit Beta (cycle-to-date) 1 Core Interest Bearing Deposits 31% Brokered Deposits 62% Total Interest Bearing Deposits 46% Total Deposits 34%

$22,641 $18,611 $26,991 $30,767 $28,049 5.45% 4.32% 5.70% 6.26% 5.52% 4Q21 1Q22 2Q22 3Q22 4Q22 $31 $3 $6 $(280) $(5) 0.00% 0.00% 0.00% (0.03)% 0.00% 4Q21 1Q22 2Q22 3Q22 4Q22 $722 $706 $688 $663 $639 0.02% 0.02% 0.02% 0.02% 0.01% 4Q21 1Q22 2Q22 3Q22 4Q22 13 Asset Quality Classified Assets Nonperforming Assets 1 Allowance for Loan Losses Net Charge - Offs Superb Asset Quality Continues Continue to closely monitor credits Consistently low NPA levels CECL adoption on January 1, 2023; not expecting a material Day 1 impact Cumulative NCOs of $381K since 2017 ¹ Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands Classified Assets % of Bank Tier 1 Capital + ALLL NPAs % of Assets Net Charge - offs (recoveries) % of Average Loans (annualized) $40,020 $41,692 $44,711 $46,491 $47,996 1.42% 1.40% 1.39% 1.38% 1.34% 4Q21 1Q22 2Q22 3Q22 4Q22 ALLL % of Gross Loans

C&I 29.4% C&D 2.2% Multifamily 10.1% CRE NOO Senior Housing 32.9% CRE NOO Retail 18.5% CRE NOO Office 4.8% 1 - 4 Family 2.1% C&I 70.1% CRE NOO Hotels 12.0% CRE NOO Retail 10.3% CRE OO 5.8% C&D 0.4% 1 - 4 Family 1.4% $ 28 Million 14 Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) Watch List By Loan Type Classified List By Loan Type $32 Million Dollars in thousands Watch List Characteristics Loan Balances Outstanding $32,252 % of Total Loans, Gross 0.9% Number of Loans 22 Average Loan Size $1,466 Classified List Characteristics Loan Balances Outstanding $28,049 % of Total Loans, Gross 0.8% Number of Loans 23 Average Loan Size $1,220 % of Bank Tier 1 Capital + ALLL 5.52% Watch and Classified Assets

16.4% 14.1% 13.5% 14.0% 13.7% 26.2% 25.9% 25.0% 20.1% 18.3% $1,480 $1,444 $1,498 $1,409 $1,393 4Q21 1Q22 2Q22 3Q22 4Q22 10.82% 10.78% 10.33% 9.98% 9.55% 9.36% 9.13% 8.50% 8.47% 8.40% 15.55% 15.02% 13.98% 13.78% 13.15% 8.91% 8.60% 7.87% 7.57% 7.48% 4Q21 1Q22 2Q22 3Q22 4Q22 15 Dollars in millions On & Off - Balance Sheet Liquidity as % of Total Assets Capital and Liquidity Positions Remain Strong • No shares repurchased during 4Q22 • On October 15, 2022, Bridgewater redeemed the remaining $13.75M of $25.0M of Fixed - to - Floating Rate Subordinated Notes issued in 2017 (funded by draw on outstanding revolving line of credit) Focus on utilizing capital to support loan growth Investment portfolio completely unencumbered at December 31, 2022 Off - Balance Sheet Liquidity as a % of Assets On - Balance Sheet Liquidity as a % of Assets Total Risk - Based Capital Ratio Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio 4Q22 Capital Actions Consolidated Capital Ratios Tangible Common Equity Ratio

16 • Balance sheet growth to slow from 2022 levels • High single - digit to low double - digit loan growth in 2023 – focus on aligning loan growth more closely with core deposit growth over the course of the year • Target loan - to - deposit ratio between 95% and 105% Balance Sheet Growth Near - Term Expectations • Additional NIM compression in 1Q23 similar to 4Q22, with stabilization thereafter and potential expansion in the second half of 2023 • Loan growth to drive net interest income growth as margin stabilizes • Assumes Fed Funds rate holds steady near 5% throughout 2023 Net Interest Margin • Efficiency ratio in the mid - 40% range, impacted by lower net interest margin • Slower noninterest expense growth in - line with slower asset growth Efficiency Ratio • Build tangible common equity and CET1 ratios throughout 2023, aided by retained earnings and slower pace of loan growth • Share repurchases unlikely in the near - term Capital Levels

2022 Strategic Priorities – Building on Our Momentum Continue Balance Sheet Growth Trajectory 1 2 3 4 17 Invest in Business Scalability to Support Growth Maintain Highly Efficient Operating Model Recruit, Develop and Retain Top Industry Talent • Generate mid - to high - teens loan growth in 2022 • Twin Cities organic growth opportunities expected to support growth to $5 billion in assets in the Twin Cities over the next few years • Continue evaluating potential M&A opportunities • Make proactive investments before we need them • Includes areas such as technology and automation, risk management and project management • Leverage strong spread - based revenue generation to drive continued revenue growth • Evaluate potential opportunities to enhance revenue diversification • Manage expense growth in - line with asset growth • Attract top talent in key growth areas such as lending, credit, treasury management, risk and technology • Develop existing talent through management development programs to enhance skills and promote growth within the company • Meet the evolving needs of our team members – modern amenities in our new corporate center, collaboration, flexibility, ESG focus 2022 Progress Full - year loan growth of 26.6% 2022 Progress Launched new commercial loan origination system in March 2022 2022 Progress Efficiency ratio 1 of 41.5% 1 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation 2022 Progress Increased FTE employees by 12%

2023 Strategic Priorities – Positioning for Long - Term Success Manage High Quality Balance Sheet Growth 1 2 3 4 18 Maintain High Efficiency While Investing in the Business Proactively Assess and Monitor Asset Quality Risks Implement Longer Term Strategic Readiness Initiatives • Slower pace of balance sheet growth in the current environment • Manage the balance sheet to optimize net interest income • Increase emphasis on generating core deposit growth to support loan growth over the course of 2023 • Identify opportunities to better manage the discretionary spend to align expense growth with a slower pace of asset growth • Continue to invest in people and technology • Make proactive investments to scale the business and position for longer - term growth • Ongoing monitoring of the loan portfolio for signs of credit weakness given the economic uncertainty heading into 2023 • Expand covenant testing and assess repricing risk on maturing loans • Complete CECL adoption in early 2023 • Continued build - out of the enterprise risk management function, including enhanced stress testing capabilities • Expand C&I function to support further diversification of the loan portfolio and new deposit growth channels over time • Continue evaluating potential M&A opportunities and be ready to act if the right opportunity becomes available 1 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation

APPENDIX

20 Estimated Change in NII From Immediate Interest Rate Shocks +200 bps +100 bps - 100 bps (3.6)% (1.7)% +3.1% • Actively managing the balance sheet to drive sustained profitability over time, regardless of the rate environment Loan Portfolio Considerations • Loan portfolio most sensitive to changes in the 3 - to 5 - year portion of the yield curve • Strong loan originations drive relatively quicker repricing of the portfolio • Leveraging pre - payment penalties on new loan originations to help maintain benefit of higher rates over time Deposit Considerations • Sophisticated, higher balance deposit base is more sensitive to rising interest rates • Mix of deposit growth impacting deposit costs with core interest bearing deposit beta of 31% vs. brokered deposit beta of 62% 1 • Increased focus on funding loan growth with core deposits over the course of 2023 (0.7)% (0.4)% +0.5% 2Q22 3Q22 An Interest Rate Sensitivity Position Focused on Optimizing Profitability - 200 bps +2.4% (2.0)% (2.3)% (1.2)% +1.0% 4Q22 +1.3% 1 Calculated as the change in ending deposit rate over the change in ending Fed Funds rate from February 2022 to December 2022

13% 10% 11% 20% 25% 21% $78 $61 $63 $121 $149 $125 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years 100% 100% 100% 100% 100% $526 $526 $526 $526 $526 At or Above Floor (12/31/22) Up 25 bps Up 50 bps Up 75 bps Up 100+ bps Fixed , 65.7% Variable , 17.5% Adjustable , 16.8% 21 Fixed - Rate Portfolio ($2.3B) Loan Portfolio Repricing Robust total loan growth results in relatively quick turn of the loan portfolio and accelerated repricing: • 27% year - over - year total loan growth • $1.4B of total loan originations and advances over prior 12 months 14% 13% 12% 12% 14% 35% $334 $308 $274 $293 $322 $816 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years Variable - Rate Portfolio ($625M) • 84% of variable - rate portfolio have floors, all of which are at or above their floors • 92% of variable - rate loans are currently tied to SOFR or Prime Variable - Rate Loan Floors Cumulative Percent of balances at or above floor as rates rise Adjustable - Rate Portfolio ($597M) • Over 99% of the adjustable - rate loans are at or above their floors • Implies immediate repricing as rates rise, depending on the repricing schedule Adjustable - Rate Repricing Schedule Loan Portfolio Mix Dollars in millions Fixed - Rate Portfolio Years to Maturity

$310 $310 $305 $313 $325 8.91% 8.60% 7.87% 7.57% 7.48% 4Q21 1Q22 2Q22 3Q22 4Q22 Tangible Common Equity to Tangible Assets 1 $4.52 $5.40 $7.22 $8.33 $9.31 $10.98 $11.69 2016 2017 2018 2019 2020 2021 2022 22 Strong Capital and Liquidity Tangible Book Value Per Share 1 Growth Tangible Common Equity 1 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation Dollars in millions, except per share data Track Record of Tangible Book Value Growth Tangible Common Equity 1 • 2022 tangible book value per share growth despite the market value depreciation of the securities portfolio due to rising interest rates, which negatively impacted AOCI • TCE ratio impacted by robust loan growth, share repurchases and declines in market value of the securities portfolio, partially offset by in - the - money derivatives portfolio

23 Dollars in thousands Reconciliation of Non - GAAP Financial Measures – Annual Tangible Common Equity & Tangible Common Equity/Tangible Assets 2016 2017 2018 2019 2020 2021 2022 Common Equity 115,366 $ 137,162 $ 220,998 $ 244,794 $ 265,405 $ 379,272 $ 394,064 $ Less: Preferred Stock - - - - - (66,514) (66,514) Less: Intangible Assets (4,060) (3,869) (3,678) (3,487) (3,296) (3,105) (2,914) Tangible Common Equity 111,306 $ 133,293 $ 217,320 $ 241,307 $ 262,109 $ 309,653 $ 324,636 $ Total Assets 1,260,394 $ 1,616,612 $ 1,973,741 $ 2,268,830 $ 2,927,345 $ 3,477,659 $ 4,345,662 $ Less: Intangible Assets (4,060) (3,869) (3,678) (3,487) (3,296) (3,105) (2,914) Tangible Assets 1,256,334 $ 1,612,743 $ 1,970,063 $ 2,265,343 $ 2,924,049 $ 3,474,554 $ 4,342,748 $ Tangible Common Equity/Tangible Assets 8.86% 8.26% 11.03% 10.65% 8.96% 8.91% 7.48% Tangible Book Value Per Share 2016 2017 2018 2019 2020 2021 2022 Book Value Per Common Share 4.69 $ 5.56 $ 7.34 $ 8.45 $ 9.43 $ 11.09 $ 11.80 $ Less: Effects of Intangible Assets (0.17) (0.16) (0.12) (0.12) (0.12) (0.11) (0.11) Tangible Book Value Per Common Share 4.52 $ 5.40 $ 7.22 $ 8.33 $ 9.31 $ 10.98 $ 11.69 $ Total Common Shares 24,589,861 24,679,861 30,097,274 28,973,572 28,143,493 28,206,566 27,751,950 As of and for the year ended December 31,

Reconciliation of Non-GAAP Financial Measures – Profitability, TCE and TBV

BRIDGEWATER BANCSHARES, INC.

Efficiency Ratio	As of and for the quarter ended, December 31, 2021	December 31, 2021*	March 31, 2022	March 31, 2022*	June 30, 2022	June 30, 2022*	September 30, 2022	September 30, 2022*	December 31, 2022	December 31, 2022*
Noninterest Expense	$ 12,459	$ 12,459	$ 13,508	$ 13,508	$ 13,752	$ 13,752	$ 14,157	$ 14,157	$ 15,203	$ 15,203
Less: Amortization of Tax Credit Investments	-	(152)	-	(117)	-	(63)	-	(114)	-	(114)
Less: Amortization Intangible Assets	(48)	(48)	(48)	(48)	(47)	(47)	(48)	(48)	(48)	(48)
Adjusted Noninterest Expense	$ 12,411	$ 12,259	$ 13,460	$ 13,343	$ 13,705	$ 13,642	$ 14,109	$ 13,995	$ 15,155	$ 15,041
Net Interest Income	$ 29,153	$ 29,153	$ 30,180	$ 30,180	$ 32,530	$ 32,530	$ 34,095	$ 34,095	$ 32,893	$ 32,893
Noninterest Income	1,288	1,288	1,557	1,557	1,650	1,650	1,387	1,387	1,738	1,738
Less: Gain on Sales of Securities	-	-	-	-	(52)	(52)	-	-	(30)	(30)
Adjusted Operating Revenue	$ 30,441	$ 30,441	$ 31,737	$ 31,737	$ 34,128	$ 34,128	$ 35,482	$ 35,482	$ 34,601	$ 34,601
Efficiency Ratio	40.8%	40.3%	42.4%	42.0%	40.2%	40.0%	39.8%	39.4%	43.8%	43.5%

Tangible Common Equity & Tangible Common Equity/Tangible Assets	As of and for the quarter ended, December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Total Shareholders' Equity	$ 379,272	$ 379,441	$ 374,883	$ 382,007	$ 394,064
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	312,758	312,927	308,369	315,493	327,550
Less: Intangible Assets	(3,105)	(3,057)	(3,009)	(2,962)	(2,914)
Tangible Common Equity	$ 309,653	$ 309,870	$ 305,360	$ 312,531	$ 324,636
Total Assets	$ 3,477,659	$ 3,607,920	$ 3,883,264	$ 4,128,987	$ 4,345,662
Less: Intangible Assets	(3,105)	(3,057)	(3,009)	(2,962)	(2,914)
Tangible Assets	$ 3,474,554	$ 3,604,863	$ 3,880,255	$ 4,126,025	$ 4,342,748
Tangible Common Equity/Tangible Assets	8.91%	8.60%	7.87%	7.57%	7.48%

ROATCE	As of and for the quarter ended, December 31, 2022
Net Income Available to Common Shareholders	$ 12,721
Average Total Shareholders' Equity	$ 387,589
Less: Average Preferred Stock	(66,514)
Average Total Common Shareholders' Equity	$ 321,075
Less: Effects of Average Intangible Assets	(2,941)
Average Tangible Common Equity	$ 318,134
Annualized Return on Average Tangible Common Equity	15.86%

Tangible Book Value Per Share	As of and for the quarter ended, December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Book Value Per Common Share	$ 11.09	$ 11.12	$ 11.14	$ 11.44	$ 11.80
Less: Effects of Intangible Assets	(0.11)	(0.11)	(0.11)	(0.11)	(0.11)
Tangible Book Value Per Common Share	$ 10.98	$ 11.01	$ 11.03	$ 11.33	$ 11.69
Total Common Shares	28,206,566	28,150,389	27,677,372	27,587,978	27,751,950

* Efficiency Ratio is adjusted to exclude the historic tax credit amortization
Dollars in thousands

24

25 Dollars in thousands Reconciliation of Non - GAAP Financial Measures – PPNR Pre-Provision Net Revenue December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Noninterest Income 1,288 $ 1,557 $ 1,650 $ 1,387 $ 1,738 $ Less: Gain on Sales on Securities - - (52) - (30) Total Operating Noninterest Income 1,288 1,557 1,598 1,387 1,708 Plus: Net Interest Income 29,153 30,180 32,530 34,095 32,893 Net Operating Revenue 30,441 31,737 34,128 35,482 34,601 Noninterest Expense 12,459 $ 13,508 $ 13,752 $ 14,157 $ 15,203 $ Less: Amortization of Tax Credit Investments (152) (117) (63) (114) (114) Total Operating Noninterest Expense 12,307 13,391 13,689 14,043 15,089 Pre-Provision Net Revenue 18,134 $ 18,346 $ 20,439 $ 21,439 $ 19,512 $ Plus: Non-Operating Revenue Adjustments - - 52 - 30 Less: Provision for Loan Losses 1,150 1,675 3,025 1,500 1,500 Non-Operating Expense Adjustments 152 117 63 114 114 Provision for Income Taxes 4,318 4,292 4,521 5,312 4,193 Net Income 12,514 $ 12,262 $ 12,882 $ 14,513 $ 13,735 $ Average Assets 3,403,270 $ 3,513,798 $ 3,743,575 $ 3,948,201 $ 4,251,345 $ Pre-Provision Net Revenue Return on Average Assets 2.11% 2.12% 2.19% 2.15% 1.82% As of and for the quarter ended,

Bridgewater Bancshares, Inc.

Reconciliation of Non-GAAP Financial Measures – Core NIM

Core Net Interest Margin	As of and for the quarter ended, December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Net Interest Income (Tax-Equivalent Basis)	$ 29,388	$ 30,438	$ 32,806	$ 34,418	$ 33,260
Less: Loan Fees	(1,462)	(1,743)	(2,030)	(1,400)	(1,100)
Less: PPP Interest and Fees	(1,057)	(563)	(263)	(96)	(48)
Core Net Interest Margin	$ 26,869	$ 28,132	$ 30,513	$ 32,922	$ 32,112
Average Interest Earning Assets	$ 3,320,603	$ 3,430,774	$ 3,671,748	$ 3,871,896	$ 4,177,644
Less: Average PPP Loans	(39,900)	(18,140)	(8,335)	(2,424)	(1,109)
Core Average Interest Earning Assets	$ 3,280,703	$ 3,412,634	$ 3,663,413	$ 3,869,472	$ 4,176,535
Core Net Interest Margin	**3.25%**	**3.34%**	**3.34%**	**3.38%**	**3.05%**
Loan Interest Income (Tax-Equivalent Basis)	$ 31,211	$ 31,838	$ 34,468	$ 37,820	$ 42,702
Less: Loan Fees	(1,462)	(1,743)	(2,030)	(1,400)	(1,100)
Less: PPP Interest and Fees	(1,057)	(563)	(263)	(96)	(48)
Core Loan Interest Income	$ 28,692	$ 29,532	$ 32,175	$ 36,324	$ 41,554
Average Loans	$ 2,755,622	$ 2,899,985	$ 3,107,679	$ 3,265,814	$ 3,482,150
Less: Average PPP Loans	(39,900)	(18,140)	(8,335)	(2,424)	(1,109)
Core Average Loans	$ 2,715,722	$ 2,881,845	$ 3,099,344	$ 3,263,390	$ 3,481,041
Core Loan Yield	**4.20%**	**4.15%**	**4.17%**	**4.42%**	**4.74%**

Dollars in thousands

26